Exhibit 32.2

            Certification of CFO Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Trimble Navigation Limited (the "Company") for the quarterly period ended October 1, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark Harrington, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                               /s/ Mark Harrington
                                               -------------------
                                               Name:  Mark Harrington
                                               Title: Chief Financial Officer
                                               Dated: November 5, 2004